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                                                                Exhibit 10.2.13


                               INDENTURE OF LEASE

         THIS INDENTURE OF LEASE is made and entered into at Akron, Ohio, this 8th day of March, 2001, by and between D.I.Y. HOME WAREHOUSE, INC., an Ohio corporation (hereinafter called "Lessor"), and AKRON-SUMMIT COUNTY PUBLIC LIBRARY (hereinafter called "Lessee").

                                  WITNESSETH:

         1. Demised Premises. For the rents and upon the terms and conditions hereinafter set forth, Lessor hereby leases to Lessee certain premises located at 1040 E. Tallmadge Avenue, Akron, Ohio also known as Unit 1 of the 1040 E. Tallmadge Condominium, which shall hereinafter be referred to as the "Demised Premises." A copy of the Declaration of Condominium Ownership, including exhibits, which as filed of record with the Summit County Recorder's Office is attached hereto as Exhibit A (collectively, the "Declarations"). Subject to Lessor's right to develop the Limited Common Area (as defined in the Declarations) and/or the Additional Development Area (as shown on Exhibit B), Lessor will have the nonexclusive right to use the Common Areas and Facilities (as defined in the Declarations).

         2. Term. Lessee shall hold the Demised Premises for the term of two and one-half (2-1/2) years, commencing on the 1st day of April, 2001, and terminating on the 30th day of September, 2003, unless the term hereby demised shall be sooner terminated or extended as hereinafter provided.

         3. Rent. In consideration of said demise, Lessee covenants and agrees to pay to Lessor, without deduction or setoff of any kind, as rent for the use of the Demised Premises for the term hereof, in equal monthly installments $27,840.19. All such sums are due and payable in advance, on the first day of each and every calendar month during said term, at 5811 Canal Road, Suite 180, Cleveland, Ohio 44125, or at such other place as Lessor may in writing designate.

         4. A. Option to Renew; Option to Purchase. Lessee shall have the option to extend the term of this lease for one (1) additional term of one (1) year, provided that Lessee is not in default of any and all of the terms, covenants and conditions of this lease either on the date that notice of extension is given or on the commencement date of the extended term. Such option to extend shall be exercised by Lessee by giving written notice to Lessor not less than six (6) months prior to the expiration date of the original term of the lease then in effect. The extension of this lease shall be upon the same terms, covenants and conditions as are contained in the lease. In addition, at any time during the renewal period, Lessee may terminate this lease upon at least sixty (60) days prior written notice to Lessor. Such written notice must clearly set forth the date of termination. Provided that the Lessee is not otherwise in default hereunder, Lessee shall have the sole right and exclusive option ("Purchase Option") to purchase the Demised Premises, at such price and upon such terms as the Lessor and Lessee may agree. The Purchase Option must be exercised by Lessee, if at all, on or before 5:00 p.m. E.S.T., on the last day of the twelfth month of the Lease term ("Option Period"). Notice of the exercise of the Purchase Option shall be given as provided in Section 27 of this Lease.



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         B.       Late Payment. If the rent is not received by Lessor by the tenth (10th) day of each month, then Lessee shall pay to Lessor a late fee equal to ten percent (10%) of the amount not paid when due as liquidated damages, such amount being stipulated to by the Lessee as the amount necessary to compensate Lessor for Lessor's reasonable damages. Such late fee shall be immediately payable.

         C. Possession. Lessee acknowledges that Lessee has been given an opportunity to examine the Demised Premises and the Common Areas and Facilities and Lessee accepts the Demised Premises and Common Areas and Facilities in their "AS IS," "WHERE IS," condition with all faults, and, except as is expressly set forth herein, Lessor is not making any representations or warranties (either express or implied) regarding the condition or use of the Demised Premises and Common Areas and Facilities, all of which, including the implied warranty of fitness for a particular purpose, is hereby disclaimed. Lessee's taking possession of the Demised Premises and Common Areas and Facilities shall be conclusive evidence of Lessee's acceptance.

         5. Use. The Demised Premises shall be used solely for the operation of a County Public Library pursuant to Ohio Revised Code Chapter 3375, and for no other purpose. If Lessee uses the Demised Premises for any purpose, authorized herein or otherwise, which causes the accessibility or other requirements of the Americans with Disabilities Act of 1990 ("ADA"), or the rules and regulations thereunder, to be applicable to the Demised Premises or building in which the Demised Premises are located, Lessee agrees at Lessee's expense to pay for any modification to the Demised Premises or building imposed by the ADA or the rules and regulations thereunder. The statement in this lease of the nature of Lessee's business does not constitute a representation by Lessor that such business is lawful or otherwise permitted by law at the Demised Premises. Lessee shall not use or occupy, or permit the use or occupancy of the Demised Premises, or any part thereof in any unlawful manner or for any illegal purpose or in such a manner as to constitute a nuisance or violate the terms and conditions of any certificate of occupancy or equivalent use permit applicable to the Demised Premises, or for any purpose or in a manner liable to cause structural injury, and shall not use or occupy or permit the use or occupancy of the Demised Premises for other than purposes of the nature and to the extent permitted by the laws, rules, regulations, and ordinances of the applicable governmental authorities and their agencies.

         6. Compliance. The Lessee shall throughout the term of this lease, at the Lessee's sole cost and expense, promptly comply with the Declarations (including, without limitation, the By-Laws included therewith), and all laws and ordinances and the orders, rules, regulations or requirements, including without limitation the ADA, of all applicable governmental authorities and their agencies, and appropriate departments, commissions, boards and officers thereof whether foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, the fixtures thereof and the sidewalks, curbs and fences, if any, adjoining the Demised Premises or the use or manner of use of the Demised Premises, except as provided elsewhere in this lease. The Lessee shall likewise observe and comply with the requirements of all policies of public liability, fire and all other policies of insurance at any time in force with respect to the buildings and improvements on the Demised Premises and the equipment thereof.


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         7.       Utilities. The Lessee shall, during the continuance of this lease, pay for all heat, electric current, water, sewer, gas, telephone and other utilities furnished to or used by Lessee in or upon the Demised Premises, together with all taxes, levies, or other charges on such utilities and governmental charges based on utility consumption, such payment to be made directly to the utility company or department furnishing the same, and Lessee agrees to indemnify Lessor and save Lessor harmless against any liability or damages on such account. The Lessee shall also at Lessee's sole cost and expense procure any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the Demised Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to and upon the Demised Premises. Lessor shall not be liable to anyone for cessation of any services, including but not limited to public utility services, heating and air conditioning, due to inability to obtain fuel, electricity, service or supplies from the sources from which they are usually obtained, due to failures in the equipment used to provide such services, or for any other reason beyond the control of the Lessor. Any such interruption of any of the above services shall never be deemed an eviction or disturbance of the Lessee's use of the Demised Premises or any part thereof or render the Lessor liable to the Lessee for damages, or relieve the Lessee from performance of the Lessee's obligations under this lease.

         8. Taxes and Assessments. Lessor shall be responsible for all real estate taxes and assessments, both general and special, payable with respect to the Demised Premises.

         9. Insurance. Lessee will reimburse Lessor for the pro rata share of all insurance required to be paid for or maintained by Lessor under Article VIII of the Declarations. In addition, for the protection of Lessor, Lessee will maintain comprehensive general public liability insurance against claims for bodily injury or death occurring upon, in or under the Demised Premises, including the sidewalks and parking areas adjacent thereto, to the extent of not less than One Million Dollars ($1,000,000) in respect to bodily injury or death to any one person, and to the extent of not less than Two Million Dollars ($2,000,000) for bodily injuries or death to any number of persons arising out of one accident or disaster, and property damage with limits of not less than full replacement value of Premises.

         All insurance carried by Lessee as required by this paragraph shall be carried in favor of Lessor and/or Lessee as may be appropriate, as their respective interests may appear, and shall, whenever appropriate and if requested by Lessor, include the interest of the holders of any mortgages on the Demised Premises. All policies of insurance shall, to the extent obtainable, provide that any loss shall be payable notwithstanding any act or omission of the Lessee which might otherwise result in a forfeiture or reduction of said insurance.

         Lessee shall procure policies for all insurance required by this paragraph for periods of not less than one (1) year and shall deliver to Lessor certificates of insurance certifying that such insurance is in full force and effect, and shall procure renewals thereof from time to time at least twenty
(20) days before the expiration thereof. In default of such delivery or renewal, Lessor may procure any such insurance and Lessee shall, on demand, reimburse Lessor for the cost thereof with interest


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thereon until paid in full at the rate per annum equal to one percent (1%) in excess of the prime rate of KeyBank N.A. then in effect. All such insurance shall be taken in such companies as shall be reasonably acceptable to the Lessor. The policies of insurance shall provide that they may not be canceled except upon ten (10) days' prior written notice to Lessor and the holder of any mortgage, and shall further provide, if so requested by the Lessor, that the proceeds be payable to the holder of any mortgage on the Demised Premises as the interest of such mortgagee may appear pursuant to a standard mortgage clause; provided, however, that any payment of such proceeds to any such mortgage holder shall not prejudice any right of Lessee hereunder to the use or benefit of any insurance proceeds. The Lessee may provide any insurance required by this lease in the form of a blanket package-type policy, provided such policy complies in all respects with the provisions of this paragraph.

         Lessor and Lessee agree that if the building and improvements at any time forming a part of the Demised Premises or the personal property of Lessee located on the Demised Premises shall be damaged or destroyed by an insured peril, and whether or not such damage or destruction was caused by the negligence of or any act or omission of the other party, the other's agents or employees, neither party shall have any liability to the other on account of such damage or destruction, or the cause thereof except as hereinafter stated, and each party shall with due diligence require all policies of risk insurance with respect to the Demised Premises carried by such party during the term of this lease to be endorsed with a provision by which the insurer designated therein shall waive its right of subrogation against the other party.

         Furthermore, each of Lessor and Lessee agrees to, and does hereby waive all rights of recovery and causes of action against the other, the other's agents and employees, and all persons claiming through or under the other, relating to the loss of business, business interruption or loss of rentals resulting from any damage or destruction to the Demised Premises or any of Lessee's property contained therein, notwithstanding that any such damage or destruction may be due to the negligence or any act or omission of Lessor or Lessee, their respective agents or employees, as the case may be.

         10.      Repairs and Surrender; Mechanic's Liens.

                  A. Lessee shall be responsible for ordinary repairs and maintenance (not occasioned by the negligence or intentional misconduct of the Lessor, its employees, agents or invitees), with respect to the Demised Premises, and all internal installations in the Demised Premises, such as appliances, heating, plumbing, electrical and air conditioning fixtures or installations, and any other utility service facilities located within the boundaries of the Demised Premises (collectively "Operating Systems"). Lessor shall be responsible for capital repairs and replacements (not occasioned by the negligence or intentional misconduct of the Lessee, its employees, agents or invitees), with respect to the Demised Premises and Operating Systems. In the event of a dispute with respect to the obligations of the parties as set forth in the preceding sentence, such dispute shall be subject to arbitration by a panel of three arbitrators in Akron, Ohio. Each party shall select an arbitrator, and the other two shall select the third. The arbitration proceedings shall be governed by the Commercial Rules of the American Arbitration Association then in effect, and the expenses of such arbitration shall be born by the parties equally. The award entered by the arbitrators shall be final and binding


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         on the parties, and judgment may be entered upon in accordance with
         Ohio law. In addition, Lessee shall pay to Lessor as Manager of the Association a CAM charge of seventy-nine cents ($0.79) per square foot of the Demised Premises, plus the CPI increase since 1998 (as defined in the Declarations; collectively the "CAM Charge"). The CAM Charge shall be calculated annually as provided in the Declarations, and shall be payable monthly in addition to the rent. The CAM Charge shall be prorated to and as of the date the Lessee takes possession of and vacates the Demised Premises. Lessor shall continue to manage the Association in accordance with the Declaration and the Bylaws, and shall cause the Association to manage and maintain the Limited Common Areas (as defined in the Declaration) in the same manner as the Common Areas.

                  B. The Lessee shall not suffer or permit any mechanic's or other liens to be filed against the Demised Premises or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to the Lessee or anyone holding the Demised Premises or any part thereof through or under the Lessee. If any such mechanic's lien or other liens shall at any time be filed against the Demised Premises, the Lessee shall cause the same to be discharged of record within thirty (30) days after the date of filing the same. If the Lessee shall fail to discharge such mechanic's lien within such period, then in addition to any other right or remedy of the Lessor, the Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by giving security or in such other manner as is, or may be, prescribed by law. Any amount paid by the Lessor for any of the aforesaid purposes, and all reasonable legal and other expenses of the Lessor, including reasonable counsel fees, in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, with interest thereon until paid in full at the rate per annum equal to one percent (1%) in excess of the prime rate of KeyBank N.A. then in effect, shall be repaid by the Lessee to the Lessor on demand, and if unpaid may be treated as additional rent. Nothing contained herein shall imply any consent or agreement on the part of the Lessor to subject the Lessor's estate to liability under any mechanic's lien law.

                  C. Lessor will deliver the Demised Premises to Lessee and the systems servicing the Demised Premises in good working order and repair. Immediately prior to the delivery of the Demised Premises to Lessee, Lessee will conduct a walk-through of the Demised Premises and an inspection of its systems to determine the acceptability of the condition of the Demised Premises and its systems.

         11. Alterations. Prior to the commencement of the term of this lease, the Lessor shall complete the following improvements ("Improvements") thereto, pursuant to plans and specifications which have been agreed to by the parties: (i) restrooms; (ii) drinking fountains; (iii) computer room; (iv) pay telephones; and (v) assisted entrance for accessibility by disabled persons. The Improvements shall be contracted for by Lessor, subject to the approval of Lessee. Promptly upon receipt of invoices for the Improvements, Lessor shall present the same to Lessee who shall reimburse Lessor for the cost thereof as additional rent. The Lessee shall clean and repair the floor of the Demised Premises to Lessee's satisfaction and at its expense, provided however that the Lessor shall


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contribute $10,000.00 toward such cleaning and repair. Except as set forth above, Lessee shall make no alterations in, or additions or improvements to, said Demised Premises (structural or otherwise) without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld. If any permitted alterations, additions or improvements in or to said Demised Premises are made by Lessee, the Lessee covenants and agrees that Lessee will make all such alterations, additions or improvements in or to said Demised Premises at Lessee's own expense. If Lessee, its agents and employees, makes any alterations or improvements (whether or not authorized by Lessor), which cause the accessibility or other requirements of the ADA to be applicable to the Demised Premises or building in which the Demised Premises are located, Lessee agrees at Lessee's expense to pay for any modifications to the Demised Premises or building imposed by the ADA, or the rules and regulations issued thereunder. Any such permitted alterations, additions or improvements which are begun by Lessee shall be completed by Lessee. No alterations, additions or improvements shall be made which will weaken the structural strength of any building at any time forming a part of the Demised Premises. Lessee shall, in making any such alterations, additions or improvements, and/or in using and/or occupying the Demised Premises, comply with all applicable laws and ordinances pertaining to such work and/or such use or occupancy. Any additions, alterations or improvements made by Lessee shall become and remain a part of the Demised Premises, and be and remain the property of Lessor upon the termination of this lease or Lessee's occupancy of the Demised Premises. Notwithstanding the above, the Lessor may, by giving written notice to the Lessee, require Lessee to restore the Demised Premises to the same condition they were in at the commencement of the lease. In any event, Lessee shall have the right to remove all Lessee's trade fixtures, furnishings and other personal property in the Demised Premises which have been placed there by Lessee, even though the same be attached to said Demised Premises, upon the condition that the removal of any such annexation shall be effected before the expiration of the term of this lease, and that all damage caused to said Demised Premises by such removal shall be repaired by Lessee on or before the expiration of said term. Lessee shall indemnify and save harmless Lessor from and against all expenses, liens, claims or damages to either property or person which may or might arise by reason of such repairs, alterations, improvements, additions or removals.

         12.      Destruction of Demised Premises.

                  A. (1) Except as provided in subparagraph 12 B below, if the Demised Premises, or any part thereof shall be destroyed or damaged during the term of the lease, and the same can reasonably be repaired or restored within one hundred eighty (180) days following such occurrence, at Lessor's written election, Lessee shall not be entitled to surrender possession of the Demised Premises, or any part thereof nor shall Lessee's liability to pay rent under this lease cease; but in case of any such damage or destruction, this lease shall continue in full force and effect and the proceeds of all insurance covering such damage or destruction shall be made available to the Lessee. In such event and upon Lessor's election, Lessee shall be obligated to rebuild and reconstruct such damaged portion of the Demised Premises. If the cost to so rebuild or reconstruct shall exceed the proceeds of any insurance, the Lessee shall be liable for any such deficit. If however, the proceeds of any insurance, paid for by Lessee, covering such damage or destruction exceed the cost of repair or reconstruction, such excess shall belong absolutely to the Lessee. Lessor may alternatively elect to terminate this


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         lease by written notice to Lessee within thirty (30) days following such damage or destruction. (2) In the event of any such damage or destruction and the same cannot reasonably be repaired within one hundred eighty (180) days following such occurrence, either Lessor or Lessee may elect to terminate this lease by written notice to the other within thirty (30) days following such damage or destruction. (3) In the event either does so elect to terminate this lease under (1) or (2) hereof, all proceeds of the insurance covering such damage or destruction shall belong absolutely to the Lessor. In the event that neither Lessor nor Lessee elects to terminate this lease, the Lessee's obligation and the use of the proceeds shall be the same as described above under circumstances where the damage and destruction can be repaired within one hundred eighty (180) days.

                  B. If the Demised Premises, or any part thereof, shall be destroyed or damaged by fire or other casualty at any time during the last six (6) months of the term of the lease, and the same can be reasonably repaired or restored within sixty (60) days following such occurrence, this lease shall not terminate, but in case of any such damage or destruction, the proceeds of all insurance covering such damage or destruction shall be made available to the Lessee to rebuild and reconstruct such damaged portion of the Demised Premises, and if the cost to so rebuild or reconstruct shall exceed the proceeds of any insurance, the Lessee shall be liable for any such deficit. If, however, the proceeds of any insurance, paid for by Lessee, covering such damage or destruction exceed the cost of repair or reconstruction, such excess shall belong absolutely to the Lessee. In the event of any such damage or destruction and the same cannot reasonably be repaired within sixty (60) days following such occurrence, the Lessor or the Lessee may elect to terminate this lease by written notice to the other within thirty (30) days following such damage or destruction. In the event Lessor or Lessee does so elect to terminate this lease, all proceeds of the insurance covering such damage or destruction shall belong absolutely to the Lessor. In the event that neither Lessor nor Lessee elect to terminate this lease, the Lessee's obligation and the use of the proceeds shall be the same as described above under circumstances where the damage and destruction can be repaired within sixty (60) days.

         13.      Eminent Domain.

                  A. If fifty percent (50%) or more of the Demised Premises, shall be condemned or taken by any governmental authority, or sold to any such governmental authority to prevent such taking, then this lease shall wholly terminate effective as of the date possession is taken by said authority, and the rent, taxes, insurance and other items payable under this lease shall be equitably apportioned and paid to the time of such termination. Thereupon, all parties shall be relieved of any further obligations accruing under this lease.

                  B. If less than fifty percent (50%) of Premises are taken, this lease shall continue in full force and effect, except that the rental shall be equitably reduced, and Lessee, at Lessee's expense, shall promptly commence and diligently complete the repair and restoration of the remainder of the Demised Premises, subject to delays beyond its reasonable control, to a condition as nearly equivalent as feasible to the condition of the Demised Premises existing


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         prior to such taking. Notwithstanding the aforesaid, if said taking shall occur during the last year of the term of the lease, either Lessor or Lessee may elect to terminate this lease by written notice to the other within thirty (30) days after the date possession is taken by said authority, effective as of the date possession is taken. If neither so elects, this lease shall continue in full force and effect, except that the rental shall be equitably reduced and Lessee, at Lessee's expense, shall promptly commence and diligently complete the repair and restoration of the remainder of the Demised Premises, subject to delays beyond Lessee's reasonable control, to a condition as nearly equivalent as feasible to the condition of the Demised Premises existing prior to such taking.

                  C. Lessor shall, to the extent, but only to the extent, that so much of the award or sale price shall be reasonably allocable to the cost of repair and restoration (after deduction of Lessor's expenses in the condemnation or sale proceedings), reimburse the Lessee for the cost of any such repair or restoration.

                  D. Whether such taking shall be partial or the entire Demised Premises, and whether this lease shall by reason thereof be terminated or not, Lessee shall not, because of such taking, assert any claim against the taking authority or against Lessor for any compensation because of such taking, except that Lessee shall be entitled to make a separate claim for any rights Lessee may have for Lessee's cost of moving or relocating any trade fixtures, equipment or other personal property that Lessee placed upon the Demised Premises, or for the recovery of any other provable damages to Lessee's business. For this purpose, Lessee reserves the right to participate at Lessee's expense in any condemnation proceeding. In no event, however, shall the Lessee's rights, as stated above, reduce the Lessor's award from the condemning authority as the owner of all interests in the real estate.

         14.      Rights of Lessor Upon Default.

                  A. This lease is made upon the condition that Lessee shall punctually perform all of its covenants and agreements as herein set forth and if

                           (1) Lessee defaults in payment of rent, or any
                  additional charge or amount of money to be paid by Lessee as provided in this lease, and such default shall continue uncorrected for a period of ten (10) days after written notice to the Lessee thereof, or

                           (2) Lessee defaults in the prompt and full
                  performance and observance of any of the terms and conditions of this lease to be performed or observed by Lessee and not relating to the payment of money, and any such default shall continue uncorrected for a period of thirty (30) days after written notice to the Lessee thereof or if any such last-mentioned default cannot reasonably be corrected within such 30-day period, then if Lessee shall not within such period have commenced in good faith to correct such default; or



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                           (3) Lessee abandons the Demised Premises; or

                           (4) any execution, attachment or other order of court
                  shall be issued upon or against the interest of Lessee in this lease and shall continue for a period of thirty (30) days after notice,

         then in any such event, in addition to any and all rights and remedies allowed by law and equity, Lessor may, with or without further notice, forthwith terminate this lease and Lessee's right to possession of the Demised Premises, or Lessor may, without terminating this lease, terminate Lessee's right to possession of the Demised Premises.

                  B. Upon the termination of this lease, or upon the termination of Lessee's right to possession without termination of this lease:

                           (1) Lessee shall surrender possession and vacate the
                  Demised Premises immediately, and Lessor may enter into and repossess said Demised Premises, with or without process of law, and remove all persons and property therefrom; and

                           (2) Lessor may remove from the Demised Premises any
                  and all property found therein, and such repossession shall not release Lessee from Lessee's obligation to pay the rents herein provided.

                  C. In the event of termination of this lease as provided in this Paragraph 14. Lessor, in addition to any and all rights and remedies allowed by law and equity, shall upon such termination be entitled to recover damages in the amount equal to the then present value of the rent reserved in this lease for the entire residue of the stated term hereof less the then present worth of the fair rental value of the Demised Premises for the residue of the term hereof as then in effect, plus the costs incurred, including reasonable legal expenses, to terminate this lease and Lessee's possession of the Demised Premises.

                  D. In the event of any repossession by Lessor without terminating this lease, Lessor shall use Lessor's best efforts to relet and keep rented the Demised Premises or any part thereof, as agent of Lessee, to any person, firm or corporation, and on such terms as Lessor may determine, provided that Lessor shall use reasonable efforts to mitigate damages to Lessee arising from Lessee's continuing liability under this lease. Lessor may make repairs, alterations, replacements, and/or decorations in or to the Demised Premises to the extent reasonably necessary and advisable for the purpose of reletting the Demised Premises, and in the making of such repairs, alterations, additions, replacements and/or decorations shall not operate or be construed to release Lessee from liability hereunder; and Lessee shall upon demand pay the cost thereof, together with Lessor's expense of reletting (including reasonable legal expenses and brokerage commissions). If the rents collected by Lessor upon any such reletting are not sufficient to pay monthly the full amount of the rent reserved herein, together with the cost of such repairs, alterations, additions, replacements, decorations and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand,


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         and if the rent so collected from any such reletting is more than sufficient to pay the full amount of the rent reserved herein, together with such costs and expenses of Lessor, Lessor shall, at least every twelve (12) months after such eviction, account for any surplus to Lessee.

                  E. Any and all property which may be removed from the Demised Premises by Lessor may be handled, removed, stored or otherwise disposed of by Lessor at the risk and expense of Lessee, and Lessor shall in no event be responsible for the preservation or the safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against such property, so long as the same shall be in Lessor's possession or under Lessor's control. If any property shall remain in the Demised Premises or in the possession of Lessor, and shall not be retaken by Lessee within a period of twenty (20) days from and after the time when the Demised Premises are either abandoned by Lessee or repossessed by Lessor under the terms of this lease, said property shall conclusively be deemed to have been forever abandoned by Lessee, provided however, that Lessor may remove such property from the Demised Premises and store it at the expense of Lessee after twenty (20) days from and after the time when the Demised Premises are either abandoned by Lessee or repossessed by Lessor under the terms of this lease.

         15. A. Lessor's Right to Perform Lessee's Covenants. In addition to, but without limitation or qualification of, any other right or remedy of the Lessor herein provided, if the Lessee shall default in the performance of any covenant, condition or stipulation contained in this lease except defaults pertaining to the payment of rent or additional rent, the Lessor may, after thirty (30) days' written notice to the Lessee, or if such default cannot reasonably be corrected within such 30-day period, then if Lessee shall not within such period have commenced in good faith to correct such default, or with or without notice if, in the Lessor's reasonable opinion, an emergency exists, perform the same for the account and at the expense of the Lessee, and the amount of any payments made or other expenses incurred by the Lessor for such purpose shall be forthwith repaid by the Lessee with interest thereon until paid in full at the rate per annum equal to one percent (1%) in excess of the prime rate of KeyBank N.A. then in effect. Should the Lessee, pursuant to this subparagraph 15 A or any other provision of this lease, become obligated to reimburse or otherwise pay Lessor any one or more sums of money in addition to the fixed rent, the amount thereof shall be deemed additional rent and may, at the option of Lessor, be added to any subsequent installment of the basic rent due and payable under the lease, in which event the Lessor shall have the remedies for default in the payment thereof provided in Paragraph 14 hereof. The provisions of this subparagraph 15 A shall survive the termination of this lease. Nothing in this subparagraph 15 A shall in any manner increase Lessor's liability to Lessee or to any others. The rights granted to Lessor under this subparagraph 15 A shall be permissive only and shall not be construed as requiring Lessor to perform any such condition or covenant or to correct any such default.

                  B. Lessor's Access to Demised Premises. Lessor reserves the right to enter the Demised Premises during the normal business hours of Lessee only, or at any time in case of an emergency, for the purpose of examining, repairing and protecting the Demised Premises, or for the purpose of showing the premises to a prospective purchaser or mortgagee, and also during the last six (6) months of the term of this lease for the purpose of exhibiting the Demised Premises to prospective tenants and putting up the usual notice "to rent" or "for sale," which notice shall not be removed or hidden by Lessee. The rights granted to Lessor pursuant to this subparagraph 15 B shall not be construed to require Lessor to make any repairs to the Demised Premises.

         16. Indemnity. Lessee agrees that no representations or warranties, either express or implied, have been made with reference to the condition of the Demised Premises or their fitness for the use of any purpose whatsoever. Lessee shall indemnify, defend and save harmless Lessor from any and all liabilities, damages, penalties, costs, expenses, claims, suits or actions due to or arising out of (i) any breach, violation or nonperformance of any covenant, condition or agreement in this lease contained on the part of Lessee to be fulfilled, kept, observed and performed; (ii) any damage to property or any injury to persons (including death) resulting at any time therefrom in, on, under or about the Demised Premises or the adjacent streets, sidewalks and other adjoining or adjacent areas caused by the negligence, willful acts or omissions of Lessee, or of the employees, agents, invitees, visitors, assignees and sublessees of Lessee, and the employees, agents, invitees and visitors of said assignees and sublessees; and (iii) any and all liens placed or permitted to be placed thereon by Lessee, or any other person claiming by, through, from or under Lessee. Lessor shall indemnify, defend and save harmless Lessee from any and all liabilities, damages, penalties, costs, expenses, claims, suits or actions due to or arising out of any breach, violation or nonperformance of any covenant, condition or agreement in this lease contained on the part of Lessor to be fulfilled, kept, observed or performed.

         17. Loss or Damage to Lessee's Property. All trade fixtures, equipment, inventory and all other personal property belonging to Lessee, Lessee's agents, or Lessee's guests, located in or about the Demised Premises shall be at the sole risk of Lessee, and Lessor shall not be liable for the theft or misappropriation, nor for any damage or injury thereto, nor for any damage or injury to Lessee, or any of Lessee's officers, agents, employees, licensees or guests, or to other persons or to any property caused by fire, explosion, wind, water, rain, snow, frost, steam, gas, electricity, any acts of God, heat or cold, dampness, falling plaster and/or ceilings, sewers or sewage odors, noise, leaks from any part of said building, or by the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, or by any act or neglect of any other tenant or of any person; provided, however, subject to the provisions of Paragraph 9, Lessor shall not be relieved of liability for the negligence, intentional wrongful acts or omissions of Lessor, Lessor's agents and employees.

         18. Assignment and Subletting. Lessee may sublet all or any part of the Demised Premises and may assign this lease or any interest Lessee may have hereunder, provided that:

                  (1) the signed written consent of the Lessor to any such subletting or assignment shall first be obtained (which consent Lessor will not unreasonably withhold); and

                  (2) in the event of any such permitted assignment or subletting, Lessee shall remain liable as Lessee for the performance of all of the conditions and covenants on the part of Lessee to be performed under this lease, unless Lessor shall otherwise expressly consent in writing.

         The right on the part of Lessee to assign this lease under any of the foregoing provisions of this Paragraph 18 shall be upon the express condition that such assignment shall be in writing, executed by Lessee and the assignee, that in such writing the assignee shall, in consideration of such assignment, agree to assume, perform and be bound by all of the terms, obligations and conditions on the part of Lessee to be performed under this lease, and that a duplicate executed counterpart of such instrument of assignment and assumption shall be delivered to Lessor within ten (10) days after the execution thereof.

         19. Limitation of Lessor's Liability. The term "Lessor," as used in this lease so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Demised Premises. In the event of any transfer or transfers of title to such fee, the Lessor herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be freed and relieved from and after the date of such transfer and conveyance of all liability with respect to performance of any covenants or obligations on the part of Lessor contained in this lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of the Lessor hereunder during the transferee's ownership of the Demised Premises. Lessor may transfer Lessor's interest in the Demised Premises without the consent of Lessee, and such transfer or subsequent transfer shall not be deemed a violation on Lessor's part of any of the terms and conditions of this lease.

         20. Mortgage Subordination. The Lessee understands that Lessor may have or hereafter desire to place a mortgage upon all or part of the land described herein and the building constructed thereon. It is further understood that the mortgagee of said mortgage may require that the within lease be subordinated to said mortgage, in which event Lessee agrees to execute any document required by such mortgagee to evidence such subordination; provided, however, that the mortgagee of any such mortgage shall covenant in writing that the Lessee's leasehold interest hereunder shall not be foreclosed in any action brought under such mortgage or in the event of a sale of the Demised Premises as a result of said action if at the time of bringing an action to foreclose or at the time of said sale the Lessee is not in default in the payment of rental or in the performance of any other obligation under this lease, with due allowance to be given for the payment of any past due rental, or for the correction of any other default by Lessee within the period of time permitted after any notice is given or required to be given by the terms of this lease. It is further understood that the mortgagee of said mortgage may require that the Lessee agree to attorn to any purchaser of the property in the event that the same should be sold through foreclosure proceedings, and that the Lessee agrees to waive any and all rights to treat any such foreclosure proceedings as a breach of the lease by Lessor, in which event Lessee agrees to execute any document required by such mortgagee to evidence such agreements.

         21. Estoppel Certificate by Lessee. Lessee will execute, acknowledge and deliver to Lessor, promptly upon request, a certificate certifying that (a) this lease is unmodified and in full force and effect (or, if there have been modifications, that the lease is in full force and effect, as modified, and stating the modifications), (b) the dates, if any, to which basic rent, additional rent and other sums payable hereunder have been paid, and (c) no notice has been received by Lessee of any default which has not been cured, except as to defaults specified in said certificate, it being intended that any such certificate may be relied upon by any prospective purchaser or mortgagee of the property or any part thereof.

         22. Signs. Lessee shall have the right to erect and maintain upon the Demised Premises, at Lessee's expense, all signs necessary or appropriate to the conduct of the business of Lessee which are not in violation of any governmental rule or regulation and will not invalidate any insurance policy of Lessor; provided, however, that Lessee shall not have the right to erect or maintain in or upon the Demised Premises any sign, the erection, maintenance or removal of which will operate to decrease the value of the Demised Premises or impair the structural integrity of the building, without the Lessor's prior consent in writing.

         Lessee shall maintain said signs in good condition and repair at all times, and shall save Lessor harmless from injury to person or property arising from the erection or maintenance of said signs. Any signs placed in or upon the Demised Premises, upon the written request of Lessor, shall be removed by Lessee at Lessee's expense upon the expiration or sooner termination of this lease, and all damage caused by the removal of such signs shall be fully repaired at the cost and expense of Lessee.

         23. Quiet Enjoyment. The Lessor covenants that Lessor has lawful title to the above-described real property and the right to make this lease for the term aforesaid and, conditioned upon the prompt performance and observance by the Lessee, Lessee's agents and employees of all of the terms, covenants and conditions hereof required to be performed or observed by Lessee, Lessee's agents and employees, Lessee shall at all times during the term of this lease have the peaceable and quiet enjoyment of the Demised Premises.

         24. Withholding Premises. Should Lessee withhold from Lessor possession of the Demised Premises after the expiration or termination of this lease, whether by lapse of time or otherwise, such withholding shall constitute only a month-to-month tenancy.

         25. Effect of Demand. Any demand for rent upon the Lessee after the same shall have become due and payable, or for the performance or observance of any covenant or condition of this lease after the same is required to be performed or observed under the provisions hereof, shall have the same effect as though made at the time and place such rent became due or such obligation should have been performed or observed, any law to the contrary notwithstanding.

         26. Effect of Waiver. No waiver of any condition or covenant of this lease or of the breach of any condition or covenant shall be taken to constitute a waiver of any subsequent breach of such condition or covenant, or to justify or authorize the nonobservance on any other occasion of the same or any other condition or covenant thereof. The acceptance of rent by the Lessor at any time when the Lessee is in default of any covenant or condition shall not be construed as a waiver of such default or of the Lessor's rights under Paragraph 14 above on account of such default, nor shall the payment of rent by the Lessee at any time when Lessor is in default under any covenant or condition hereof be construed as a waiver of such default, nor shall any waiver or indulgence granted by the Lessor or Lessee be taken as an estoppel against the party granting the same.

         27. Notices. Whenever Lessor or Lessee shall make any demand or serve any notice which is required to be in writing under the terms of this lease upon the other, the same shall be in writing and shall be sufficiently given if sent, postage prepaid, by United States registered or certified mail, addressed

         If to Lessee:          Akron-Summit County Public Library
                                55 South Main Street
                                Akron, Ohio 44326-0001
                                Attention: Mr. Steven Hawk

         If to Lessor:          D.I.Y. Home Warehouse, Inc.
                                5811 Canal Road
                                Valley View, Ohio 44125
                                Attention: Mr. Scott Eynon

         With a copy to:        Mr. Harold O. Maxfield, Jr.
                                Cavitch, Familo, Durkin & Frutkin
                                14th Floor, The East Ohio Building
                                Cleveland, Ohio 44114

or at such other address as Lessor or Lessee may theretofore by written notice to the other have designated for the service of such notice.

         28. Terminology; Captions. Where the context so requires or such interpretation is appropriate, any word used herein denoting gender shall include all genders, natural or artificial, and the singular and plural shall be interchangeable. The term "paragraph" shall refer to all paragraphs under the caption in question, where appropriate. The captions of the various provisions of this lease are for convenience only and in no way define, limit or describe the scope or intent of this lease or the provisions which they precede or in any other manner affect this lease.

         29. Short-Form Lease. This lease shall not be recorded, but the parties agree to execute a skeleton lease incorporating the terms of this lease and including a legal description of the property upon which the Demised Premises is situated, at the request of Lessee or Lessor. The same shall be duly executed in form suitable for recording, and any costs incurred in connection therewith shall be at the expense of the party requesting same.

         30. Successors and Assigns. This lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Lessor, Lessor's heirs, legal representatives, or successors and assigns, and shall be binding upon and inure to the benefit of Lessee, Lessee's heirs, legal representatives or successors, and those assignees of Lessee who become assignees in accordance with and as permitted by the terms of Paragraph 19 above.

         31. Severability. In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this lease, but this lease shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

         32. Broker. Lessor warrants, which warranty shall survive the execution of this lease, that no brokerage fee or other compensation is due any real estate broker or other person or entity by reason of this transaction except CB Richard Ellis, which shall be paid by Lessor. Lessee warrants, which warranty shall survive the execution of this lease, that no broker induced Lessee to enter into this transaction.

         33. Remedies Not Exclusive. All rights and remedies of the Lessor and Lessee herein set forth shall not be exclusive, but shall be in addition to any and all rights and remedies allowed by law and equity.

         34. Entire Agreement. This lease contains the entire agreement between the parties hereto; and any agreement hereafter or heretofore made shall not operate to change, modify, terminate or discharge this lease, in whole or in part, unless such agreement is in writing and signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have signed this Indenture of Lease as of the date first above written.

Witnesses as to Lessor:                 D.I.Y. HOME WAREHOUSE, INC.

/s/ Daryl B. Larson                     /s/ Jack R. Hendrickson, Jr.
------------------------------          ----------------------------------------
                                        DIRECTOR OF REAL ESTATE

/s/ Harold O. Maxfield                  And: /s/ Clifford L. Reynolds
------------------------------              ------------------------------------
                                        President and Chief Executive Officer
                                                                         LESSOR


Witnesses as to Lessee:                 AKRON-SUMMIT COUNTY PUBLIC LIBRARY



                                        By: /s/ James D. Switzer
------------------------------             -------------------------------------



                                        And: /s/ Gary M. Rosen
------------------------------              ------------------------------------

                                                                          LESSEE

STATE OF ________ )
                  ) SS:
COUNTY OF _______ )


           BEFORE ME, a Notary Public in and for said County and State, personally appeared D.I.Y. HOME WAREHOUSE, INC., by Jack R. Hendrickson, Jr., its Director of Real Estate, and Clifford L. Reynolds, its President/CEO, who acknowledged that they did sign the foregoing instrument for and on behalf of said corporation, being thereunto duly authorized, and that the same is their free act and deed individually and as such officers and the free act and deed of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Valley View, Ohio, this 13th day of March, 2001.

                                            /s/ Diane C. James
                                           _____________________________________
                                           Notary Public

STATE OF ________ )
                  ) SS:
COUNTY OF _______ )


           BEFORE ME, a Notary Public in and for said County and State, personally appeared AKRON-SUMMIT COUNTY PUBLIC LIBRARY, a(n) County Library ORC 3375, by James D. Switzer, its President, and Gary M. Rosen, its Secretary Pro Tem, who acknowledged that they did sign the foregoing instrument for and on behalf of said Library, being thereunto duly authorized, and that the same is their free act and deed individually and as such officers and the free act and deed of said Library.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio, this 9 day of March, 2001.


                                            /s/ Jeffrey T. Heintz
                                           _____________________________________
                                           Notary Public

                           DECLARATION OF CONDOMINIUM














                                   EXHIBIT A